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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

               Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Wabtec Corporation (the "Company"), hereby certify, to the best of their knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                          By:       /s/ GREGORY T. H. DAVIES
                                    ----------------------------------------
                                       Gregory T. H. Davies
                                       President & Chief Executive Officer


                          Date:        August 14, 2003


                          By:       /s/ ALVARO GARCIA-TUNON
                                    ----------------------------------------
                                       Alvaro Garcia-Tunon
                                       Chief Financial Officer

                          Date:        August 14, 2003










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